                                                                    Exhibit 99.1

                               AMENDMENT AGREEMENT

      AMENDMENT AGREEMENT (the "Agreement"), dated as of August 31, 2006, by and among Bravo! Foods International Corp., a Delaware corporation, with headquarters located at 11300 U.S. Highway #1, Suite 202, North Palm Beach, Florida 33408 (the "Company"), and [Investor] (the "Investor").

      WHEREAS:

      A. The Company, the Investor and certain other investors (the "Other Investors", and collectively with the Investor, the "Investors") are parties to that certain Securities Purchase Agreement, dated as of July 26, 2006 (the "Securities Purchase Agreement"), pursuant to which, among other things, the Investors purchased from the Company (i) senior convertible notes (the "Initial Notes"), which are convertible into shares of the Company's common stock, par value $0.001 per share (the "Common Stock") in accordance with the terms thereof, (ii) additional senior convertible notes (the "Existing Additional Notes," and together with the Initial Notes, the "Existing Notes"), which are convertible into Common Stock, (the Existing Additional Notes, as converted, the "Existing Additional Conversion Shares") in accordance with the terms thereof and (iii) warrants, which are exercisable into shares of Common Stock.

      B. The Company has indicated in its current report on Form 8-K, filed with the Securities Exchange Commission (the "SEC") on August 22, 2006 that it failed to file its Quarterly Report on Form 10-QSB for the quarter ended June 30, 2006 when due (the "10-QSB Filing Failure"), and that such failure caused an Event of Default (as defined in the Existing Notes) to occur under the terms of the Existing Notes.

      C. The Company and the Investor desire to enter into this Agreement, pursuant to which, among other things, (i) in consideration of the Investor's agreement to not issue an Event of Default Redemption Notice (as defined in the Existing Notes) pursuant to the terms of the Existing Notes and the conditional release by the Investor of Events of Default relating to the 10-QSB Filing Failure, the Company and the Investor shall exchange the Investor's Existing Additional Notes for senior convertible notes in the form attached hereto as Exhibit A (the "Amended and Restated Additional Notes" and together with the Initial Notes, the "Notes"), which shall be convertible into Common Stock (as converted, the "Amended and Restated Additional Shares"), in accordance with the terms thereof; and (ii) the Company and the Investor amend the Registration Rights Agreement to change the definition of "Additional Filing Deadline."

      D. The exchange of the Existing Additional Notes for the Amended and Restated Additional Notes is being made in reliance upon the exemption from registration provided by Section 4(2) of the 1933 Act.

      E. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Securities Purchase Agreement and the Amended and Restated Additional Notes.

      NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Company and the Investor hereby agree as follows:

      1.    AMENDMENT AND RESTATEMENT OF NOTES.
            -----------------------------------

            (a) Amendment and Restatement. Subject to satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, at the closing contemplated by this Agreement (the "Closing"), the Investor shall surrender to the Company its Existing Additional Notes and the Company shall issue and deliver to the Investor the Amended and Restated Additional Notes in a principal amount equal to that of the Existing Additional Notes being so amended and restated.

            (b) Ratifications. Except as otherwise expressly provided herein,
      (i) the Securities Purchase Agreement, Registration Rights Agreement, and each other Transaction Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Closing Date (A) all references in the Securities Purchase Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Securities Purchase Agreement shall mean the Securities Purchase Agreement as amended by this Agreement, (B) all references in the Registration Rights Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Registration Rights Agreement shall mean the Registration Rights Agreement as amended by this Agreement, (C) all references in the Transaction Documents other than the Securities Purchase Agreement, to the "Securities Purchase Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Securities Purchase Agreement shall mean the Securities Purchase Agreement as amended by this Agreement, and
      (D) all references in the Transaction Documents other than the Registration Rights Agreement, to the "Registration Rights Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Registration Rights Agreement shall mean the Registration Rights Agreement as amended by this Agreement and (ii) the execution, delivery and effectiveness of this Agreement shall not operate as an amendment of any right, power or remedy of the Investor under any Transaction Document, nor constitute an amendment of any provision of any Transaction Document.

            (c) Closing Date. The date and time of the Closing (the "Closing Date") shall be 10:00 a.m., New York Time, on the Business Day after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 5 and 6 below (or such other time and date as is mutually agreed to by the Company and the Investor). The Closing shall occur on the Closing Date at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

      2.    AMENDMENTS TO TRANSACTION DOCUMENTS.
            ------------------------------------

            (a) The Securities Purchase Agreement and the Registration Rights Agreement are hereby amended as follows:

                  (i) All references to "Additional Notes" shall mean, and are hereby replaced with, the "Amended and Restated Additional Notes";

                  (ii) All references to "Additional Conversion Shares" shall mean, and are hereby replaced with, the "Amended and Restated Additional Conversion Shares";

                  (iii) The defined term "Transaction Documents" is hereby
            amended to include this Agreement and the Amended and Restated Additional Notes.

            (b) Section 1(d) of the Registration Rights Agreement is hereby amended and restated in its entirety as follows: "'Additional Filing Deadline' means the later of (a) 30 days after the Company Escrow Release Date (as defined in the Securities Purchase Agreement) to the Company and
      (b) the last day of the Holder Optional Redemption Period (as such term is defined in the Amended and Restated Additional Notes)."

            (c) Clause (v) of the definition of "Excluded Securities" in Section 28(v) of the Initial Note owned by the Investor is hereby amended and restated in its entirety as follows: "(v) in connection with a Subsequent Placement (as defined in the Securities Purchase Agreement) of Common Stock with the then current stockholders of the Company that is consummated prior to the earlier of (A) the twenty first (21st) calendar day after effectiveness of the Form SB-2 filed pursuant to the Securities Purchase Agreement, dated as of November 23, 2005, by and among the Company and the investors listed on Exhibit A attached thereto and (B) December 15, 2006, which Subsequent Placement of Common Stock (A) does not exceed $6,000,000 in the aggregate, (B) is at an issuance price per share of Common Stock not less than $0.50 and (C) has been effected in accordance with Section 4(o) of the Securities Purchase Agreement".

      3.    REPRESENTATIONS AND WARRANTIES
            ------------------------------

            (a) Investor Bring Down. The Investor hereby represents and warrants to the Company with respect to itself only as set forth in Section 2 of the Securities Purchase Agreement as to this Agreement as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Agreement[ INSERT IN HBK AGREEMENT -; provided, however, that with respect to the representations set forth in
      Section 2(k) of the Securities Purchase Agreement, the Investor makes no representation with respect to trading activity or Short Sales from and after the 8-K Filing (as defined in the Securities Purchase Agreement)]. Such representations and warranties in the Securities Purchase Agreement to the transactions thereunder and the securities issued thereby are hereby deemed for purposes of this Agreement to be references to the transactions hereunder and the issuance of the securities hereby.

            (b) Company Bring Down. The Company represents and warrants to the Investor as set forth in Section 3 of the Securities Purchase Agreement as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Agreement. Such representations and warranties in the Securities Purchase Agreement to the transactions thereunder and the securities issued thereby are hereby deemed for purposes of this Agreement to be references to the transactions hereunder and the issuance of the securities hereby.

      4.    CERTAIN COVENANTS AND AGREEMENTS
            --------------------------------

            (a) Disclosure of Transactions and Other Material Information. On or before 5:00 p.m., New York City time, on the second Business Day following the date of this Agreement, the Company shall issue a press release and file a Current Report on Form 8-K describing the terms of the transactions contemplated by this Agreement in the form required by the 1934 Act and attaching the material Transaction Documents (including, without limitation, this Agreement (and all schedules and exhibits to this Agreement) and the form of the Amended and Additional Restated Notes) as exhibits to such filing (including all attachments, the "8-K Filing"). From and after the filing of the 8-K Filing with the SEC, no Buyer shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide the Investor with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of the Investor. If the Investor has, or believes it has, received any such material, nonpublic information regarding the Company or any of its Subsidiaries, it may provide the Company with written notice thereof. The Company shall, within five (5) Trading Days of receipt of such notice, make public disclosure of such material, nonpublic information. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, the Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. The Investor shall not have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure. Subject to the foregoing, neither the Company, its Subsidiaries nor the Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Investor, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Investor, neither the Company nor any of its Subsidiaries or affiliates shall disclose the name of the Investor in any filing, announcement, release or otherwise.

            (b) Fees and Expenses. [INSERT IN POLYGON AGREEMENT - At the Closing, the Company shall reimburse the Investor for its legal and due diligence fees and expenses in connection with the preparation and negotiation of this Agreement by paying any such amount to Schulte Roth & Zabel LLP (the "Investor Counsel Expense"). Upon execution of this Agreement, the Company shall pay to Schulte Roth & Zabel LLP $23,500 toward the Investor Counsel Expense.] Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Amended and Restated Additional Notes.

      5.    CONDITIONS TO COMPANY'S OBLIGATIONS HEREUNDER.
            ----------------------------------------------

      The obligations of the Company to the Investor hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing the Investor with prior written notice thereof:

            (a) The Investor shall have executed this Agreement and delivered the same to the Company.

            (b) The Investor shall have delivered to the Company the Investor's Existing Additional Notes for cancellation.

            (c) The representations and warranties of the Investor shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date).

      6.    CONDITIONS TO INVESTOR'S OBLIGATIONS HEREUNDER.
            -----------------------------------------------

      The obligations of the Investor hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Investor's sole benefit and may be waived by the Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

            (a) The Company shall have executed this Agreement and delivered the same to the Investor.

            (b) The Company shall have executed and delivered to the Investor the Amended and Restated Notes being issued to the Investor at Closing.

            (c) Investors holding no less than a majority in principal amount of Existing Notes shall have (i) executed agreements identical to this Agreement (other than proportional changes in the numbers reflecting the different principal amount of such Other Investors' Existing Additional Notes (the "Proportionate Changes")), (ii) satisfied or waived all conditions to the closings contemplated by such agreements and (iii) surrendered their Existing Additional Notes for Amended and Restated Additional Notes identical to the Amended and Restated Additional Notes of the Investor hereunder (other than the Proportionate Changes).

            (d) The Company shall have delivered to the Company's transfer agent a letter stating that the Irrevocable Transfer Agent Instructions dated July 27, 2006 shall also apply to the Amended and Restated Additional Conversion Shares.

            (e) The Company shall have delivered to the Investor a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with the transactions contemplated hereby as adopted by the Board in a form reasonably acceptable to the Investor, (ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect at the Closing, in the form attached hereto as Exhibit B.

            (f) The representations and warranties of the Company under the Securities Purchase Agreement and each other Transaction Document shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date and no Default or Event of Default (other than the Default or Event of Default relating to Existing Claims) shall have occurred and be continuing on the date hereof either immediately before or after giving effect to this Agreement in accordance with its terms. The Investor shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Investor in the form attached hereto as Exhibit C.

            (g) The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

      7.    MUTUAL RELEASES.
            ----------------

            (a) For purposes of this Agreement, "Existing Claims" shall mean any purported events of default solely based upon the Company's 10-QSB Filing Failure. In consideration of the releases set forth in Section 7(b) and the exchange of the Existing Additional Notes for the Amended and Restated Additional Notes, effective as of the Closing, the Investor, only on behalf of itself and, to the extent permitted by law, its heirs, executors, administrators, devisees, trustees, partners, directors, officers, shareholders, employees, consultants, representatives, predecessors, principals, agents, parents, associates, affiliates, subsidiaries, attorneys, accountants, successors, successors-in-interest and assignees (collectively, the "Investor Releasing Persons"), hereby waives and releases, to the fullest extent permitted by law, any and all claims, rights and causes of action relating to the Existing Claims that any of the Investor Releasing Persons had, currently has or may have, that are directly or indirectly related to, based upon, arise out of, or arise in connection with any fact, matter, act or omission, cause, transaction, occurrence or thing occurring up to the date of this release against (i) the Company, (ii) any of the Company's current or former parents, affiliates, subsidiaries, predecessors, assigns, attorneys or counsel, accountants, employees, consultants or representatives, or (iii) any of the Company's or such other persons' or entities' current or former officers, directors, employees, agents, principals, and signatories (collectively, the "Company Released Persons"), including, without limitation, any Existing Claims arising out of any of the Transaction Documents. For the avoidance of doubt, claims arising after the Closing that relate to events or circumstances occurring, or actions taken or failed to be taken, after the Closing are not waived or released hereby. Except for the Existing Claims, any claims, rights or causes of action arising out of or based upon events, facts or circumstances occurring, or actions taken or failed to be taken, prior to or after the date hereof, whether or not such events, facts or circumstances constitute an Event of Default under the Existing Additional Notes, the Initial Notes or Amended and Restated Additional Notes, are not waived or released hereby. Notwithstanding the foregoing, to the extent any Other Investor delivers an Event of Default Redemption Notice with respect to an Event of Default relating in whole or in part to the Existing Claims, the release set forth in this Section 7(a) shall terminate, be of no force and effect and shall become null and void.

            (b) In further consideration of the Investor entering into this Agreement, effective as of the date of this Agreement, the Company on behalf of itself and, to the extent permitted by law, its administrators, devisees, trustees, partners, directors, officers, shareholders, employees, consultants, representatives, predecessors, principals, agents, parents, associates, affiliates, subsidiaries, attorneys, accountants, successors, successors-in-interest and assignees (collectively, the "Company Releasing Persons"), hereby waives and releases, to the fullest extent permitted by law, any and all claims, rights and causes of action, whether known or unknown (collectively, the "Company Claims"), that any of the Company Releasing Persons had, currently has or may have, that are directly or indirectly related to, based upon, arise out of, or arise in connection with any fact, matter, act or omission, cause, transaction, occurrence or thing occurring up to the date of this release against (i) the Investor, (ii) any of the Investor's current or former parents, members, partners, shareholders, affiliates, subsidiaries, predecessors or assigns, or (iii) any of the Investor's or such other persons' or entities' current or former officers, directors, members, partners, shareholders, employees, agents, principals, investors, signatories, advisors, consultants, spouses, heirs, estates, executors, attorneys, auditors and associates and members of their immediate families (collectively, the "Investor Released Persons"), including, without limitation, any Company Claims relating to or arising out of any of the Existing Claims or Transaction Documents. Company Claims arising after the Closing that relate to events, facts or circumstances occurring, or actions taken or failed to be taken, after the Closing are not waived or released hereby.

      8.    TERMINATION.
            ------------

      In the event that the Closing does not occur by September 5, 2006, due to the Company's or the Investor's failure to satisfy the conditions set forth in Sections 5 and 6 hereof (and the nonbreaching party's failure to waive such unsatisfied conditions(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, this if this Agreement is terminated pursuant to this Section 8, the Company shall remain obligated to reimburse the non-breaching Investor for the expenses described in Section 4(c) above. Upon such termination, the terms hereof shall be null and void and the parties shall continue to comply with all terms and conditions of the Transaction Documents, as in effect prior to the execution of this Agreement.

      9.    MISCELLANEOUS.
            --------------

            (a) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

            (b) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

            (c) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

            (d) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

            (e) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

            (f) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            (g) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

            (h) Entire Agreement; Effect on Prior Agreements; Amendments. Except for the Transaction Documents (to the extent any such Transaction Document is not amended by this Agreement), this Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Investor and to the extent that Other Investors may be affected thereby, by the Required Holders. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, holders of Notes or holders of the Warrants, as the case may be. The Company has not, directly or indirectly, made any agreements with any of the Investors relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

            (i) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

            If to the Company:

                  Bravo! Foods International Corp.
                  11300 US Highway 1
                  Suite 202
                  North Palm Beach, FL  33408
                  Telephone:   (561) 625-1411
                  Facsimile:   (561) 625-1413
                  Attention:   Jeffrey J. Kaplan, Chief Financial Officer

                  With a copy (for informational purposes only) to Roy D. Toulan, Jr., Vice President, General Counsel

            Copy to (for informational purposes only):

                  Baker & McKenzie LLP
                  1114 Avenue of the Americas
                  New York, NY  10036
                  Telephone:   (212) 626-4100
                  Facsimile:   (212) 310-1600
                  Attention:   Martin E. Weisberg, Esq.

If to the Investor, to its address and facsimile number set forth in the Securities Purchase Agreement, with copies to the Investor's representatives as set forth on the Securities Purchase Agreement or on the signature page to this Agreement, with a copy (for informational purposes only) to:

                  Schulte Roth & Zabel LLP
                  919 Third Avenue
                  New York, New York  10022
                  Telephone:   (212) 756-2000
                  Facsimile:   (212) 593-5955
                  Attention:   Eleazer N. Klein, Esq.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

            (j) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns in accordance with the terms of the Securities Purchase Agreement.

            (k) Survival. Unless this Agreement is terminated under Section 8, the representations and warranties of the Company and the Investor contained herein and the agreements and covenants set forth herein shall survive the Closing.

            (l) Remedies. The Investor and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Investor. The Company therefore agrees that the Investor shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

            (m) Independent Nature of Investor's Obligations and Rights. The obligations of the Investor under any Transaction Document are several and not joint with the obligations of any Other Investor, and the Investor shall not be responsible in any way for the performance of the obligations of any Other Investor under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by the Investor pursuant hereto, shall be deemed to constitute the Investor and the Other Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and the Other Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company and the Investor confirm that the Investor has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose.

            (n) Most Favored Nation. The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Person with respect to any amendment, settlement or waiver (each a "Settlement Document") relating to the Existing Claims, is or will be more favorable to such Person than those of the Investor and this Agreement shall be, without any further action by the Investor or the Company, deemed amended and modified in an economically and legally equivalent manner such that the Investor shall receive the benefit of the more favorable terms contained in such Settlement Document. Notwithstanding the foregoing, the Company agrees, at its expense, to take such other actions (such as entering into amendments to the Transaction Documents) as the Investor may reasonably request to further effectuate the foregoing.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.



                                       COMPANY:

                                       BRAVO! FOOD INTERNATIONAL CORP.



                                       By: _______________________________
                                           Name:
                                           Title:

              [Signature Page to Amendment and Exchange Agreement]

      IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.



                                       INVESTOR:

                                       [INVESTOR]



                                       By: _______________________________
                                           Name:
                                           Title:

                                                                       EXHIBIT B

                        BRAVO! FOODS INTERNATIONAL CORP.

                             SECRETARY'S CERTIFICATE
                             -----------------------

The undersigned hereby certifies that he is the duly elected, qualified and acting Secretary of Bravo! Foods International Corp., a Delaware corporation (the "Company"), and that as such he is authorized to execute and deliver this certificate in the name and on behalf of the Company and in connection with the Amendment Agreements, dated as of August [_], 2006, by and among the Company and each of Kings Road Investments Ltd., Evolution Master Fund Ltd. SPC Segregated Portfolio M, Steelhead Investments Ltd., Capital Ventures International, Capital Ventures International and Alpha Capital Anstalt (the "Amendment Agreement"), and further certifies in his official capacity, in the name and on behalf of the Company, the items set forth below. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement, dated as of July 26, 2006, by and among the Company and the investors listed on the Schedule of Buyers attached thereto.

1. Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions duly adopted by the Board of Directors of the Company by unanimous written consent executed as of August [_], 2006 in lieu of a special meeting of the Board of Directors with respect to the authorization of the Amendment Agreement and the transactions contemplated thereby. Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect.

2. Attached hereto as Exhibit B is a true, correct and complete copy of the Certificate of Incorporation of the Company, together with any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Certificate of Incorporation, the same being in full force and effect in the attached form as of the date hereof.

3. Attached hereto as Exhibit C is a true, correct and complete copy of the Bylaws of the Company and any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Bylaws, the same being in full force and effect in the attached form as of the date hereof.

4. Each person listed below has been duly elected or appointed to the position(s) indicated opposite his name and is duly authorized to sign the Amendment Agreement and each of the Transaction Documents on behalf of the Company, and the signature appearing opposite such person's name below is such person's genuine signature.


      Name               Position                     Signature
      ----               --------                     ---------

      [           ]      Chief Executive Officer      _________________________


IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this [_] day of September, 2006.


                                           _______________________________
                                           [Name]
                                           Secretary


I, [Name], [Title], hereby certify that [Name] is the duly elected, qualified and acting Secretary of the Company and that the signature set forth above is his true signature.


                                           _______________________________
                                           [Name]
                                           [Title]

                                                                       Exhibit A

                                   Resolutions

                                                                       Exhibit B

                          Certificate of Incorporation

                                                                       Exhibit C

                                     Bylaws

                                                                       EXHIBIT C

                        BRAVO! FOODS INTERNATIONAL CORP.

                              OFFICER'S CERTIFICATE
                              ---------------------

      The undersigned, the Chief Executive Officer of Bravo! Foods International Corp., a Delaware corporation (the "Company"), pursuant to Section 6(f) of the Amendment Agreements, dated as of August [_], 2006, by and among the Company and each of Kings Road Investments Ltd., Evolution Master Fund Ltd. SPC Segregated Portfolio M, Steelhead Investments Ltd., Capital Ventures International, Capital Ventures International and Alpha Capital Anstalt (the "Amendment Agreement"), hereby represents, warrants and certifies to each of the Investors party thereto as follows (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement, dated as of July 26, 2006, by and among the Company and the investors listed on the Schedule of Buyers attached thereto):

      1. The representations and warranties made by the Company as set forth in Section 3 of the Securities Purchase Agreement and each other Transaction Document are true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date hereof (except for representations and warranties that speak as of a specific date).

      2. The Company has, in all material respects, performed or complied with all covenants, agreements and conditions required to be performed or complied with by it at or prior to the date hereof under the Transaction Documents to the extent such performance or compliance has not been waived.

      3. No Event of Default (other than relating to any purported events of default solely based upon the Company's failure to file its Quarterly Report on Form 10-QSB for the quarter ended June 30, 2006 when due) has occurred and is continuing on the date hereof either immediately before or after giving effect to the Amendment Agreement in accordance with its terms.

      IN WITNESS WHEREOF, the undersigned has executed this certificate this [_] day of September 2006.



                                           _______________________________
                                           [Name]
                                           Chief Executive Officer